Exhibit 1

General Extraordinary Meeting Manual

Index 1) Message of the Chairman of the Board ..........................................................................3 2) Information on the General Meeting .............................................................................4 3) Instructions for the Participation in the General Meeting - Procedures and Terms ............7 4) Call Notice ................................................................................................................ 11 5) Information on the issues to be examined, discussed and deliberated upon in the Extraordinary Meeting .................................................................................................. 14 Annex I - Model of Power of Attorney without Voting Instructions ................................... 18 (Notarized Signature) .................................................................................................... 18 Annex II – Public Request for Power of Attorney .............................................................19

1) Message of the Chairman of the Board São Paulo, July 29th, 2019. Dear Sirs, Stockholders, It is with great pleasure that we invite you to participate in the General Extraordinary Meeting (“Meeting” or “AGE”) of Linx S.A. (“Linx” or “Company”), convened to September 5th, 2019, at 02:00 p.m., at Avenida Doutora Ruth Cardoso, no. 7221, 7º andar, Sala 1, Edifício Birmann 21, Pinheiros, Postal Code (CEP) 05425-902. The issues to be deliberated upon in the AGE are described in the Call Notice published in this Extraordinary Meeting Manual (“Manual”), which purpose is to provide the necessary information so that you are able to fully exercise your voting rights in the Meeting. We will rely on the attendance of the representatives of the Administration of the Company in the AGE, who will be allowed to provide any information concerning the issues submitted to deliberation of the Stockholders. The Company also takes the opportunity to present, in this document, all supporting documentation necessary for the vote, pursuant to the provisions set forth in the Law 6.404, dated December 15th, 1976, as amended (“Corporation Law”) and the Instructions issued by the Brazilian Securities Exchange Commission (CVM) number 480, dated December 7th, 2009, as amended (“CVM Instruction 480”) and Instruction CVM number 481, dated December 17th, 2009, as amended (“CVM Instruction 481”). In addition, we remind you that the Linx Investors Relations Department remains at your disposal to clarify possible doubts related to the issues set forth in the agenda through the telephone (11) 2103-1575 and by means of electronic message (ri@linx.com.br). The effective participation of the Stockholders in the Meeting is very important. This is the opportunity to discuss and vote the issues presented for deliberation, in light of the information disclosed for a conscious decision making. We count on your attendance and participation. Nércio José Monteiro Fernandes Chairman of the Board of Directors

2) Information on the General Meeting 1. Invitation 1.1. Date: September 5th, 2019 1.2. Time: 02:00 p.m. 1.3. Place: Avenida Doutora Ruth Cardoso, no. 7221, 7º andar, Sala 1, Edifício Birmann 21, Pinheiros, Postal Code (CEP) 05425-902 1.4. Issued of the Extraordinary Meeting Amendment to the Articles of Association of the Company, as detailed in the Chapter 5 of this Manual; and Restatement of the Articles of Association of the Company. 2. General Information on the Meetings The issue General Meeting is addressed in the Chapter XI (Articles 121 to 137) of the Corporation Law. The Call Notice of the Meeting was published in the Official Gazette of the State of São Paulo and in the newspaper O Estado de São Paulo, pursuant to the provisions set forth in Article 124 of the Corporation Law. The Call Notice set forth in this Manual expressly lists, in the agenda, all issues to be deliberated upon; the title “General Issues” shall not be issued, and the inclusion of other issues that depend upon deliberation of the Meeting shall not be allowed. The Meetings, convened and opened according to the provisions of the Law and the Articles of Association of the Company, have powers to decide upon all businesses related to the purpose of the Company, and to adopt the decisions deemed convenient for its defense and development, with observance of the issues set forth in the Agenda, according to the respective Call Notice. The Company holds its Regular Meeting within the first four (04) months following the end of the fiscal year, in order to address the issues set forth in the Corporation Law, such as: I. to examine the accounts of the administrators; examine, discuss and vote the Financial Statements of the Company; II. to deliberate upon the allocation of the net profits; and III. to elect the members of the Board of Directors. The Extraordinary Meeting shall be convened to deliberate upon the remaining cases, such as the amendment to the Articles of Association, the deliberation on the transformation, merger, acquisition and spin-off of the Company, its dissolution and liquidation, the election and dismissal of liquidators and the examination of their accounts, and the split and reverse split of stocks. The Meetings shall be preferably chaired by the Chairman or Deputy Chairman of the Board of Directors and, in the event of absence or impediment, by any attending Director or Officer and, in the event of absence, by any person, whether Stockholder or not, appointed in writing by the Chairman of the Board of Directors. The Chairman of the General Meeting shall appoint up to two (02) Secretaries, who may be Stockholders of the Company or not, according to the provisions set forth in the Articles of Association of the Company. According to the provisions set forth in Article 125 of the Corporation Law, apart from the exceptions set forth in Law, the Meeting shall be opened, on first summons, with the attendance of the Stockholders that represent no less than one-fourth (1/4) of the capital stock with voting rights and, on second summons, with the attendance of any number of Stockholders. Pursuant to the provisions set forth in Article 135 of the Corporation Law, the Extraordinary Meeting that deliberates upon the amendment to the Articles of Association shall be opened, on first summons, with the attendance of the Stockholders that represent two-thirds (2/3) of the capital stock with voting rights and, on second summons, with the attendance of any number of Stockholders. The Extraordinary Meeting that deliberates upon the choice of the specialized institution or company responsible for determining the fair market value of the Company (as defined in the Novo Mercado Rules of B3 S.A. - Brasil, Bolsa e Balcão (“B3”) shall be opened on first summons with the attendance of the Stockholders that represent no less than twenty percent (20%) of the total Outstanding Capital Stock (as defined in the Novo Mercado Rules), and with any number of Stockholders on second summons. Apart from the exceptions set forth in Law and in the Novo Mercado Rules, the minimum quorum for deliberation in Meeting is the majority of the votes cast by the attending Stockholders, that it to say, fifty percent (50%) plus one (01) vote cast by the attendees, without taking into account absentee votes, invalid and blank votes, and with observance of the provisions set forth in Paragraphs 8 and 9 of Article 118 of the Corporation Law in relation to the votes cast in violation of Stockholders Agreement filed at the registered office of the Company, in addition to the vote of Stockholder signatory of the Agreement, which has been damaged as a result of absent or remiss Stockholder. A situation of conflict of interests in the deliberation of any issue may occasionally take place during the Meeting. The conflict of interests is characterized when private interests of the Stockholder, or interests unrelated to the interests of the Company may interfere with the examination of the issue. In such case, the Stockholder that has its interest conflicting with the interests of the Company shall inform the conflict and refrain from voting in the deliberation concerning the issue. In case the conflicting Stockholder fails to inform the existence of the conflict, any other attending Stockholder aware of the situation may inform it to the Presiding Board of the Meeting, which shall adopt the relevant measures, according to the provisions of the Law.

3) Instructions for the Participation in the General Meeting - Procedures and Terms 1. Attending Shareholders The Stockholders that wish to participate in the Meetings in person shall attend, minutes before the time indicated in the Call Notice Notice, bearing the following documents: 1.1. Shareholders who are Individuals Identification document with photo (Identity Card (RG), National Registration of Foreigners (RNE), National Driver’s License (CNH) or registration card with occupational boards officially acknowledged in Brazil); and Document that substantiates the ownership of the stocks issued by Linx, issued by bookkeeping financial institution and/or custody agent in the last five (05) days. 1.2. Shareholders which are Legal Entities Notarized copy of the last restated Articles of Association or Bylaws and corporate documentation granting representation powers (Minutes of Election of Officers and/or Power of Attorney); Identification document with photo (Identity Card (RG), National Registration of Foreigners (RNE), National Driver’s License (CNH) or registration card with occupational boards officially acknowledged in Brazil) of the legal representatives; and Document that substantiates the ownership of the stocks issued by Linx, issued by bookkeeping financial institution and/or custody agent in the last five (05) days. 1.3. Investment Funds Notarized copy of the last restated Bylaws of the Fund and Articles of Association or Bylaws of its Administrator, in addition to the corporate documentation granting representation powers (Minutes of Election of Officers and/or Power of Attorney); Identification document with photo (Identity Card (RG), National Registration of Foreigners (RNE), National Driver’s License (CNH) or registration card with occupational boards officially acknowledged in Brazil) of the legal representatives; and Document that substantiates the ownership of the stocks issued by Linx, issued by bookkeeping financial institution and/or custody agent in the last five (05) days. 2. Stockholders represented by Power of Attorney The Stockholders that are not able to attend the Meeting to be held on September 5th, 2019 may be represented by Attorney-in-fact appointed within the previous one (01) year, according to the provisions set forth in Paragraph 1, Article 126 of the Corporation Law and the decisions of the Collegiate Board adopted by the Brazilian Securities Exchange Commission (CVM), with exception of the instrument of Power of Attorney granted according to the terms of Stockholders Agreement, which may establish a term longer than the one set forth in said Article of the Corporation Law, bearing the following documents: Original or notarized copy of the instrument of Power of Attorney with specific powers for representation in the Meetings, and with signature notarization of the Stockholder. The documents of the Stockholders issued abroad shall be notarized by notary public, legalized in the Brazilian Consulate, translated by sworn translator registered with Board of Trade, whose signature shall be notarized and registered with Registry of Deeds and Documents, together with the respective sworn translations, pursuant to the provisions of the laws in force. If you prefer, use the model indicated in Annex I (Power of Attorney Without Voting Instructions). Notarized copy of the last restated Articles of Association or Bylaws and corporate documentation granting representation powers (Minutes of Election of Officers and/or Power of Attorney), in case the Stockholder is a Legal Entity; Identification document with photo (Identity Card (RG), National Registration of Foreigners (RNE), National Driver’s License (CNH) or registration card with occupational boards officially acknowledged in Brazil) of the Attorney-in-fact; and Document that substantiates the ownership of the stocks issued by Linx, issued by bookkeeping financial institution and/or custody agent in the last five (05) days. The instruments of Power of Attorney may be granted to the competent agent, according to the provisions of the Law and following the precepts contained in the Articles of Association / Bylaws of the Stockholders, when applicable, or financial institution, and the administrator of the investment funds shall represent the fund investors. We request that the instruments of Power of Attorney for representation in the Meetings be filed within up to forty-eight (48) hours before the time of the Meeting, at the following address: Avenida Doutora Ruth Cardoso, no. 7221, 7º andar, Sala 1, Edifício Birmann 21, Pinheiros, City of São Paulo, State of São Paulo, Brazil, for the attention of the Investors Relations Department. We emphasize that the Stockholders shall be allowed to participate in the AGE even in case they fail to previously file the documents, provided that they present them in the opening of the AGE, according to the provisions set forth in Paragraph 2, Article 5 of the ICVM 481.

3. Foreign Shareholders The foreign Stockholders shall present the same documentation applicable to Brazilian Stockholders; however, said documentation shall be translated into Portuguese by sworn translator, notarized and legalized by the consulate (with exception of the alternative procedures possibly accepted as a result of international agreements or covenants). 4. Ballot of Remote Vote The Company will also allow the Stockholder to exercise the voting rights by means of remote vote. The Stockholders that hold stocks issued by the Company, which are held by central depositary institution may convey the voting instructions for the completion of the ballot of remote vote by means of the respective custodian agents, in case they provide said services. The service of collection and transmission of instructions and completion of vote may be provided also by Banco Itaú, bookkeeping agent of the stocks issued by Linx, by means of an electronic platform. For such purpose, the Stockholder shall register on the website Itaú Securities Services Assembleia Digital (https://www.itau.com.br/securitiesservices/assembleiadigital/). Furthermore, the Stockholder shall be allowed to exercise the voting rights by means of the remove vote directly sending the following documents to the Company (Avenida Doutora Ruth Cardoso, no. 7221, 7º andar, sala 1, Edifício Birmann 21, Postal Code (CEP) 05425-902) for the attention of the Investors Relations Board: (i) printed counterpart of the bulletin related to the General Meeting previously completed, initialed and signed; and (ii) notarized copy of the following documents: For Individuals: Identification document with photo (Identity Card (RG), National Registration of Foreigners (RNE), National Driver’s License (CNH) or registration card with occupational boards officially acknowledged in Brazil) of the Stockholder. For Legal Entities: last Restated Articles of Association or Bylaws and the corporate documents that substantiate the legal representation of the Stockholder; and Identification document with photo (Identity Card (RG), National Registration of Foreigners (RNE), National Driver’s License (CNH) or registration card with occupational boards officially acknowledged in Brazil) of the legal representative. For Investment Funds: last Restated Bylaws of the Fund;

Articles of Association or Bylaws of its administrator or manager, as applicable, with observance of the voting policy of the fund and the corporate documents that substantiate the representation powers; and Identification document with photo (Identity Card (RG), National Registration of Foreigners (RNE), National Driver’s License (CNH) or registration card with occupational boards officially acknowledged in Brazil) of the legal representative. In relation to the documents indicated in the items i and ii above, the Company requests, as applicable, signature notarization, legalization by the consulate (with exception of the alternative procedures possibly accepted as a result of international agreements or covenants). The bulletins for remote vote, accompanied by the respective documentation, shall be considered solely in case they are received by the Company, in order, within up to seven (07) days before the date of the Meeting. According to the provisions set forth in Article 21-U of the Instruction CVM number 481, the Company shall inform the Stockholders whether the documents received are sufficient so that the vote is considered valid, or the procedures and terms for possible rectification or resend, as necessary. 5. Public Request for Power of Attorney The Administration of Linx shall make public request for Power of Attorney, pursuant to the provisions set forth in Articles 22 et seq. of the Instruction CVM number 481/09, for voting in the Extraordinary Meeting. The Administration of the Company requests instruments of Power of Attorney so that the Stockholders ensure their participation in the Meeting and, in case they wish to do so, they may vote for, against or refrain from voting on the issues set forth in the Agenda indicated in the Call Notice published on July 30th, 2019, July 31st, 2019 and August 1st, 2019. The Stockholders may appoint: (a) Ana Paula Frigo to vote for; (b) Mara Regina de Almeida Vitta to vote against; and (c) Caroline Souza Santos to refrain from voting in the items set forth in the Agenda, according to the model of Power of Attorney set forth in Annex II. 6. Holders of American Depositary Receipts (ADRs) The Bank of New York Mellon, financial institution that holds the ADRs in the United States, shall send to the holders of the ADRs the documentation necessary so that they are represented in the General Meeting.

4) Call Notice LINX S.A. Publicly-Held Company with Authorized Capital National Directory of Legal Entities Registration (CNPJ/ME) number: 06.948.969/0001-75 Board of Trade Company Registration (NIRE) number: 35.300.316.584 CALL NOTICE OF EXTRAORDINARY MEETING The Stockholders of Linx S.A. (“Company”) are hereby convened for the Extraordinary Meeting (“AGE”) to be held on September 5th, 2019, at 02:00 p.m. (Brasília time), at the registered office of the Company, established in the City of São Paulo, State of São Paulo, at Avenida Doutora Ruth Cardoso, no. 7221, Cj. 701, Bl. A, Dep. 20, Sala 1, Edifício Birmann 21, Pinheiros, Postal Code (CEP) 05425-902, when you will be called to deliberate upon the following agenda: 1 (i) Ratification of the wording of the caput of Article 5 of the Articles of Association of the Company; (ii) Amendment of Article 5, Paragraph 1 of the Articles of Association of the Company; (iii) Amendment of Article 5, Paragraph 3 of the Articles of Association of the Company; (iv) Exclusion of the subsection (xi) from Article 16 of the Articles of Association of the Company; (v) (vi) Inclusion of the Article 18 of the Articles of Association of the Company; Renumbering of the former Articles 18 et seq. as a result of the inclusion of the new Article 18, according to deliberation (v) above; (vii) Amendment of the caput of the former Article 24 of the Articles of Association of the Company (to be renumbered as Article 25); (viii) Amendment of the content of the caput of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27); (ix) Amendment of the content of the Paragraph 1 of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27); (x) Amendment of the content of the Paragraph 2 of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27); (xi) Amendment of the Paragraphs 1 to 8 of the former Article 27 of the Articles of Association of the Company (to be renumbered as Article 28);

(xii) Amendment of the subsections (i), (ii) and (iii) of the former Article 28 of the Articles of Association of the Company (to be renumbered as Article 29); (xiii) Inclusion of the new Paragraph 1 in the former Article 28 of the Articles of Association of the Company (to be renumbered as Article 28), and consequently renumbering of the former Paragraphs 1 to 5; (xiv) Amendment of the former Article 28, Paragraph 5 of the Articles of Association of the Company (to be renumbered as Article 29, Paragraph 6); (xv) Amendment of the caput of the former Article 44 of the Articles of Association of the Company (to be renumbered as Article 45); (xvi) Inclusion of the Paragraphs 1 and 2 in the former Article 44 of the Articles of Association of the Company (to be renumbered as Article 45), and consequently renumbering of the former Sole Paragraph of the same Article; (xvii) Amendment of the caput of the former Article 46 of the Articles of Association of the Company (to be renumbered as Article 47); (xviii) Exclusion of the former Article 47 of the Articles of Association of the Company; (xix) Restatement of the Articles of Association of the Company. 2 Documents Available for the Stockholders: All documentation related to the issues to be deliberated upon in the AGE shall remain at the disposal of the Stockholders, at the registered office of the Company and on the Internet (www.linx.com.br/ri, www.cvm.gov.br e www.b3.com.br). Legitimation and Representation: The Stockholders that own stocks issued by the 3 Company shall be allowed to participate in the AGE in person, by means of their representatives or attorneys-in-fact, provided that said stocks are registered in their name with the financial institution that holds them and is in charge of the stock bookkeeping services of the Company, pursuant to the provisions set forth in Article 126 of the Corporation Law. In addition to presenting the suitable identification documents, the Stockholders shall present, at the registered office, no less than forty-eight (48) hours in advance: (i) updated statement of the deposit account of the book-entry stocks provided by the financial institution that holds them; and (ii) in case of representation by instrument of Power of Attorney, the signed counterpart of said document duly formalized and signed by the granting Stockholder (with signature notarization, and granted within the previous one year, pursuant to the provisions set forth in Article 126, Paragraph 1 of the Corporation Law and the decision of the Collegiate Body of CVM). Notwithstanding the foregoing provisions, the Stockholders that attend to the AGE with said documents shall be allowed to participate and vote, even if they did not file them in advance. São Paulo, August 5th, 2019. Nércio José Monteiro Fernandes Chairman of the Board of Directors

5) Information on the issues to be examined, discussed and deliberated upon in the Extraordinary Meeting 1.1 Amendment and Restatement of the Articles of Association of the Company 1.1.1 Purpose of the Amendment and Restatement of the Articles of Association of the Company For the purposes of the provisions set forth in Article 11 of the Instruction CVM number 481, dated December 17th, 2009 (“ICVM 481”), the Administration hereby explains that: The ratification of the wording of the caput of Article 5 of the Articles of Association of the Company intends to register the increase of the capital stock already carried out within the limit of the authorized capital of the Company, and approved in Meeting of the Board of Directors of the Company held on June 25th, 2019, which resulted from the primary public offering of common, registered, book-entry stocks with no par value issued by the Company, also in the form of American Depositary Shares (“ADSs”), represented by American Depositary Receipts (“ADRs”). The adjustment shall not cause economic effect, considering that the increase of the capital stock took place according to the provisions set forth in the Articles of Association of the Company. The amendment of Paragraph 1 of Article 5 intends to change the parameter of the authorized capital from domestic currency to number of common stocks, according to the usual market practice. The original wording goes back to the Company's IPO, when the authorized capital amount of R $ 1 billion was equivalent to the market value of the Company, which allowed management to increase its capital stock by up to 100% without an assembly resolution. With the increase in the Company's market value (R$ 6.75 billion as of June 30, 2019), the authorized capital was [lagged] [increased?] by approximately 85%. The proposed adjustment of the authorized capital limit to up to 70 million shares will allow the Company's Board of Directors to increase its share capital by up to 37%, which is higher than allowed in the current wording, but still lower than that intended by the original wording at the Company's IPO.; The amendment of Paragraph 3 of Article 5 of the Articles of Association of the Company intends solely to clarify the body of administration in charge of the deliberation referred to in the Paragraph, without generating economic effects; The exclusion of the subsection (xi) from the Article 16 of the Articles of Association of the Company is proposed in order to meet the requirements presented by CVM to the Company by means of the Joint Notice number 29/2019-CVM/SER-SEP, eliminating the conflict in relation to Article 2, Paragraph 2 of the Corporation Law. The adjustment does not generate economic effects; The inclusion of Article 18 in the Articles of Association of the Company intends to provide for the signature, by the Company, of indemnity agreements with its eligible administrators and employees, according to recommendation set forth in the Instruction Opinion CVM number 38. The possibility of entering into indemnity agreements with its administrators shall not have the power to terminate the D&O Insurance for the Company or impact the Company’s equity with the surplus of indemnification, considering that the both items will act in a complementary manner. In other words, the indemnity agreement shall serve the applicable administrators or employees in the event the D&O Insurance does not provide coverage and in the cases when the use of the D&O Insurance is more burdensome for the Company. The renumbering of the Articles 18 et seq. of the Articles of Association of the Company is necessary as a result of the new Article 18; The amendment of the caput of Article 24 of the Articles of Association of the Company (to be renumbered as Article 25), includes in the duties of the Staff Committee the ones inherent to the committee of appointment of members of the Board of Directors, as required by the provisions set forth in the Instruction CVM number 586, dated June 8th, 2017. The increase of duties shall not have economic effects for the Company; The amendment of the caput of the former Article 26, renumbered as Article 27 of the Articles of Association of the Company, intends to maintain the cohesion with the structure of administrators of the Company. The alteration proposed does not generate economic effects; The amendment of Paragraph 1 of the former Article 26, renumbered as Article 27 of the Articles of Association of the Company intends to eliminate the conflict existing between the current wording and the Article 143, IV of the Corporation Law. The alteration proposed does not generate economic effects; The amendment of Paragraph 2 of the former Article 26, renumbered as Article 27 of the Articles of Association of the Company allows the Company to enjoy the synergy between the remaining Officers in case of resignation or dismissal without the need for amendment to the Articles of Association. The alteration proposed does not generate economic effects; Inclusion of the Paragraphs 1 to 7 in the former Article 27, renumbered as Article 28 of the Articles of Association of the Company in order to maintain the Articles of Association in conformance with the precepts set forth in Article 143, Paragraph 3 of the Act 6.404/76 (“Corporation Law”), and meet the requirement presented by CVM by means of the Joint Notice number 29/2019-CVM/SER-SEP. The amendment of the subsections (i), (ii) and (iii) of the former Article 28, renumbered as Article 29 of the Articles of Association of the Company intends to adjust the form of representation of the Company according to the positions set forth in its Articles of Association. The alteration proposed does not generate economic effects;

The amendment of the Paragraph 6 of the former Article 28, renumbered as Article 29 of the Articles of Association of the Company to exclude part of its text and eliminate the conflict with the precepts set forth in Paragraph 2, Article 2 of the Act 6.404/76 (“Corporation Law”), according to the requirement presented by CVM by means of the Joint Notice number 29/2019-CVM/SER-SEP. The alteration proposed does not generate economic effects; The amendment of the caput of Article 44 of the Articles of Association of the Company (to be renumbered as Article 45) only to correct spelling mistakes, without practical effects; The inclusion of the Paragraphs 1 and 2 in the former Article 44 of the Articles of Association of the Company (to be renumbered as Article 45) and the consequent renumbering of its Sole Paragraph, only to adapt the wording of the Article to the rules set forth by B3 for the B3 Novo Mercado; no economic effects are related to the change. Amendment of caput of Article 46 of the Articles of Association of the Company (to be renumbered as Article 47) aims to maintain the consonance with the Article 124 of the Corporation Law; no economic effects are related to said change; The exclusion of the former Article 47 of the Articles of Association of the Company is proposed at the request of B3, considering that the Article has no effects since the company went public. The Annex V of this Manual presents a comparative table, article by article, of the changes proposed by the Administration for the amendment of the Articles of Association of the Company, accompanied by the respective justifications. The Annex VI presents the full version of the Articles of Association, with the amendments proposed in emphasis. Once the amendment of the Articles of Association is approved, the Administration proposes its restatement, according to the text presented in the Annex VII of the Manual. 1.2 Documents Available The proposal of amendment to the Articles of Association of the Company regarding the Articles aforementioned and the report detailing the origin, justification, legal and economic effects of the amendments proposed, pursuant to the provisions set forth in Article 11 of the CVM number 481 and proposal of approval of the Standard Draft of the Indemnity Agreement are presented in the Annex VI and Annex VII, respectively. 1.3 Proposal of the Administration After analysis of the report detailing the origin, justification, legal and economic effects of the amendments proposed, pursuant to the provisions set forth in Article 11 of the CVM number 481, the Administration recommends the approval of the amendment of the Articles of the Articles of Association of the Company indicated above, in addition to the restatement of the Articles of Association of the Company and the Standard Draft of the Indemnity Agreement.

Annex I - Model of Power of Attorney without Voting Instructions POWER OF ATTORNEY By means of this Instrument of Power of Attorney, [Name], [Nationality], [Marital Status], [Profession], bearer of the Brazilian Identity Card number [identity], issued by [issuing body], registered with the Brazilian Treasury Department as an Individual Taxpayer (CPF/ME) under number [CPF], established at [Complete Address], hereby appoints as its Attorney-in-fact Mr. [Name], [Nationality], [Marital Status], [Profession], bearer of the Brazilian Identity Card number [identity], issued by [issuing body], registered with the Brazilian Treasury Department as an Individual Taxpayer (CPF/ME) under number [CPF], established at [Complete Address], specific powers to represent him/her, in the capacity of Stockholder of Linx S.A. in the Extraordinary Meeting of the Company, to be held on [Month] [Day], [Year], at [Time], respectively, at the registered office of the Company, established at Avenida Doutora Ruth Cardoso, no. 7221, Cj. 701, Bl. A, Dep. 20, Sala 1, Edifício Birmann 21, Pinheiros, City of São Paulo, State of São Paulo, Postal Code (CEP) 05425-902, exercising the voting rights it is entitled to exercise as the owner of stocks issued by said Company. Attorney-in-fact shall also have powers to present proposals, examine, discuss and vote on the issues or subjects submitted to deliberation of said Meeting, sign minutes, books, papers, terms and whichever is necessary for the faithful observance of this Instrument. [City, State] [Month] [Day], 2019. [Shareholder] (Notarized Signature)

Annex II – Public Request for Power of Attorney (Annex 23 of the ICVM number 481) 1. Inform the name of the Company. LINX S.A. 2. Inform the issues for which the Power of Attorney is being requested. Issues set forth in the Agenda of the Call Notice for the Extraordinary General Meeting to be held on August 29th, 2019, at 02:00 p.m., namely: 3. Identify the individuals or legal entities that promoted, organized or paid for the request for Power of Attorney, even partially, and inform: a. Name and address; b. Since when he/she is Stockholder of the Company; c. Number and percentage of shares of each type and class of his/her property; d. Number of stocks loaned; e. Full exposure in derivatives referenced in stocks of the Company; f. Corporate, business or family relationships existing or maintained over the last 3 years with the Company or parties related to the Company, as defined by the accounting regulation on the issue. The request was organized by the administration of the Company, without additional cost for the Company, considering that the Attorneys-in-fact are lawyers that work in the Legal Department of the Company, established at Avenida Doutora Ruth Cardoso, no. 7221, Cj. 701, Bl. A, Sala 1, Edifício Birmann 21, City of São Paulo, State of São Paulo, Postal Code (CEP) 05425-902, Brazil. The remaining items of information requested are not applicable. 4. Inform whether any of the persons referred to in item 3, in addition to any of its parent companies, controlled companies, companies under common control or affiliates have specific interest in the approval of the issues for which this Power of Attorney is being requested, describing in detail the nature and extension of the interest in question. Not applicable. 5. Inform the estimate cost of the request for Power of Attorney. Non-estimated. 6. Inform whether (a) the Company paid for the request for Power of Attorney; or (b) whether its authors will seek reimbursement of costs from the Company. The Company shall pay for all costs related to this request for Power of Attorney. 7. Inform: a. The address to which the Power of Attorney shall be sent after being signed; or b. In case the Company accepts instruments of Power of Attorney through the Internet, the instructions for the granting of the Power of Attorney. a. The address to which the Power of Attorney shall be sent after being signed. The instruments of Power of Attorney shall be delivered at the address indicated below, for the attention of the Investors Relations Department of the Company. Avenida Doutora Ruth Cardoso, no. 7221, Cj. 701, Bl. A, Sala 1, Edifício Birmann 21, City of São Paulo, State of São Paulo, Postal Code (CEP) 05425-902. In case of Stockholder which is legal entity, the instrument of Power of Attorney shall be accompanied by its Articles of Association / Bylaws and remaining corporate documents that substantiate the powers of the signatories. In case of Stockholder who is an individual, the instrument of Power of Attorney shall be accompanied by copy of the respective identification documents. b. In case the Company accepts instruments of Power of Attorney through the Internet, the instructions for the granting of the Power of Attorney. The Company shall not receive instruments of Power of Attorney by electronic system. b.1. Voting Term in the Platform: Not applicable. b.2. Electronic Address: Not applicable. b.3. Information to access the Platform: Not applicable.

ANEXO II
MODELO DE PROCURAÇÃO
(conforme art. 24 da Instrução CVM nº 481 17 de dezembro de 2009)

Nos termos do Art. 24 da Instrução CVM 481, neste Anexo os acionistas poderão encontrar os modelos de procuração propostos pela administração da Companhia para participação e exercício do direito de voto na Assembleia Geral Extraordinária da Companhia. O modelo a ser utilizado por V.Sa. deverá estar adequado ao voto que pretenda proferir com relação às matérias constantes da ordem do dia, conforme segue:

Anexo II-1 – Voto Favorável: Caso V.Sa. pretenda votar a favor da aprovação das matérias constantes da ordem do dia, deverá nomear como seu procurador Ana Paula Frigo, brasileira, solteira, advogada, inscrita na OAB/SP sob o nº 199.270, cujo modelo de procuração encontra-se no Anexo II-1 adiante.

Anexo II-2 – Voto Contrário: Caso V.Sa. pretenda votar contra a aprovação das matérias constante da ordem do dia, deverá nomear como seu bastante procurador Mara Regina de Almeida Vitta, brasileira, advogada inscrita na OAB/SP sob o nº 224.258, cujo modelo de procuração encontra-se no Anexo II-2 adiante.

Anexo II-3 – Abstenção: Caso V.Sa. pretenda se abster de votar as matérias constantes da ordem do dia, deverá nomear como seu procurador Caroline Souza Santos, portadora da Cédula de Identidade RG n.º 39.575.753-8, inscrita no CPF/ME sob o n.º 432.112.208-28, cujo modelo de procuração encontra-se no Anexo II-3 adiante.

A companhia informa que os procuradores mencionados acima são colaboradores contratados da Companhia.

ANNEX II
PROXY DRAFT
(According to art. 24 of CVM Instruction n.481 of December 17th, 2009)

Under the terms of Article 24 of CVM Instruction 481/09, in this Anexx the shareholders may find the proxy drafts proposed by the company management to participate and exercise their right to vote in the Extraordinary General Shareholders' Meeting. The proxy draft to be used by you shall be adequate to the vote you intend to give whit respect to the matters contained in the agenda, as follows:

Annex II-1 – Favorable Vote: If you intend to vote for the approval of the matters contained in the agenda, you shall appoint as your proxy Ana Paulo Frigo, Brazilian, single, lawyer, registered before the Bar of the State of Sao Paulo under number 199.270, whose proxy draft is in Annex II-1 below.

Annex II-2 – Dissenting Vote: If you intend to vote against the matters contained in the agenda, you shall appoint as your proxy Mara Regina de Almeida Vitta, Brazilian, lawyer, registered before the Bar of the State of Sao Paulo under number 224.258, whose proxy draft is in Annex II-2 below.

Annex II-3 – Abstention: If you intend to abstain from voting the matters contained in the agenda, you shall appoint as your proxy Caroline Souza Santos, ID number 39.575.753-8, individual Taxpayer Registry number 432.112.208-28, whose proxy draft is in Annex II-3 below.

The company informs you that the proxies above referred are employees retained by the Company.

ANEXO II-1
MODELO DE PROCURAÇÃO – VOTO FAVORÁVEL
(conforme art. 24 da Instrução CVM nº 481, de 17 de dezembro de 2009)

PROCURAÇÃO

OUTORGANTE:

Nome:
____

RG (se pessoa física)
____

CPF ou CNPJ:
____

Endereço:
____

Em se tratando de pessoa jurídica:
Representante Legal #1:

Nome:
____

RG:
____

CPF:
____

Cargo:
____

Representante Legal #2:
Nome:
____

RG:
____

CPF:
____

ANNEX II-1
PROXY DRAFT – FAVORABLE VOTE
(According to art. 24 of CVM Instruction 481 of December 17th, 2009)

PROXY

GRANTOR:

Name:
____

ID (If individual)
____

CPF (Individual Taxpayer Registry Number) or CNPJ (Corporate Taxpayer's ID):
____

Address:
____

In case of legal entity:
Legal Representative #1:

Name:
____

ID:
____

CPF (Individual Taxpayer Registry Number):
____

Position:
____

Legal Representative #2:
Name:
____

ID:
____

CPF (Individual Taxpayer Registry Number):
____

Cargo:	Position:
____________________________________	____________________________________

OUTORGADO:

Nome:
Ana Paula Frigo

ID:
OAB/SP 199.270

Nacionalidade e profissão:

Brasileira, Advogada

GRANTEE:

Name:
Ana Paula Frigo

ID:
OABSP/199.270

Citizenship and profession:

Brazilian, Lawyer

O OUTORGANTE, pelo presente instrumento particular de mandato, nomeia e constitui o OUTORGADO seu bastante procurador, com poderes específicos e especiais para representa-lo na qualidade de acionista da LINX S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, Avenida Doutora Ruth Cardoso, nº 7221, Edifício Birmann 21, 7º andar, inscrita no CNPJ sob o nº 06.948.969/0001-75 ("Companhia"), especialmente na Assembleia Geral Extraordinária a ser realizada, em primeira convocação, no dia 05 de setembro de 2019, às 14h00, ou em segunda ou terceira convocação, em datas oportunamente designadas, e votar FAVORAVELMENTE à aprovação das seguintes matérias constantes da ordem do dia da Assembleia Extraordinária:

The GRANTOR, by this proxy, appoints and contitutes the GRANTEE as his attorneys-in-fact, with special and specific powers to represent him as a shareholder of LINX S.A., with headquarters in the City of São Paulo, State of São Paulo, at Avenida Doutora Ruth Cardoso, 7221, 7th floor, registered with the corporate roll of taxpayers CNPJ/MF under nº. 06.948.969/0001-75 ("Company"), especially in the Extraordinary General Shareholders' Meeting to be held, in first call, on September 5th , 2019, at 2pm, or in second or third calls on dates to the informed in due course, and vote FAVORABLY to the approval of the following items of the agenda of the Extraordinary General Shareholders' Meeting:

Matéria	Voto a Favor	Matter	Approval Vote
Assembleia Geral Extraordinária		Extraordinary Shareholders Meeting	
Ratificação da redação do caput do Artigo 5º do Estatuto Social da Companhia.		Ratification of the wording of the caput of Article 5 of the Articles of Association of the Company.	
Alteração do Artigo 5º, § 1 do Estatuto Social da Companhia.		Amendment of Article 5, Paragraph 1 of the Articles of Association of the Company.

Alteração do Artigo 5º, § 3º do Estatuto Social da Companhia.		Amendment of Article 5, Paragraph 3 of the Articles of Association of the Company.	
Exclusão do inciso (xi) do Artigo 16 do Estatuto Social da Companhia.		Exclusion of the subsection (xi) from Article 16 of the Articles of Association of the Company	
Inserção do Artigo 18 ao Estatuto Social da Companhia.		Inclusion of the Article 18 of the Articles of Association of the Company.	
Renumeração dos antigos Artigos 18 e seguintes, em razão da inserção de novo artigo 18, conforme deliberação (v) supra.		Renumbering of the former Articles 18 et seq. as a result of the inclusion of the new Article 18, according to deliberation (v) above.	
Alteração do caput do antigo Artigo 24 do Estatuto Social da Companhia (a ser renumerado para Artigo 25).		Amendment of the caput of the former Article 24 of the Articles of Association of the Company (to be renumbered as Article 25).	
Alteração do teor do caput do antigo Artigo 26 do Estatuto Social da Companhia (a ser renumerado para Artigo 27).		Amendment of the content of the caput of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27).	
Alteração do teor do Parágrafo 1º do antigo Artigo 26 do Estatuto Social da Companhia (a ser renumerado para Artigo 27).		Amendment of the content of the Paragraph 1 of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27).	
Alteração teor do Parágrafo 2º do antigo Artigo 26 do Estatuto Social da Companhia (a ser renumerado para Artigo 27).		Amendment of the content of the Paragraph 2 of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27).	
Inclusão dos Parágrafos 1º ao 8º ao antigo Artigo 27 do Estatuto Social da Companhia (a ser renumerado para Artigo		Inclusão dos Parágrafos 1º ao 8º ao antigo Artigo 27 do Estatuto Social da Companhia (a ser

28).		renumerado para Artigo 28).	
Alteração dos incisos (i), (ii) e (iii) do antigo Artigo 28 do Estatuto Social da Companhia (a ser renumerado para Artigo 29).		Amendment of the subsections (i), (ii) and (iii) of the former Article 28 of the Articles of Association of the Company (to be renumbered as Article 29).	
Inclusão de novo Parágrafos 1º ao antigo Artigo 28 do Estatuto Social da Companhia (a ser renumerado para Artigo 28), e consequente renumeração dos antigos parágrafos 1º a 5º.		Inclusion of the new Paragraph 1 in the former Article 28 of the Articles of Association of the Company (to be renumbered as Article 28), and consequently renumbering of the former Paragraphs 1 to 5.	
Alteração do antigo Artigo 28, Parágrafo 5º do Estatuto Social da Companhia (a ser renumerado para Artigo 29, Parágrafo 6º).		Amendment of the former Article 28, Paragraph 5 of the Articles of Association of the Company (to be renumbered as Article 29, Paragraph 6).	
Alteração do caput do antigo Artigo 44 do Estatuto Social da Companhia (a ser renumerado para Artigo 45).		Amendment of the caput of the former Article 44 of the Articles of Association of the Company (to be renumbered as Article 45).	
Inclusão dos Parágrafos 1º e 2º ao antigo Artigo 44 do Estatuto Social da Companhia (a ser renumerado para Artigo 45), e renumeração do antigo Parágrafo Único do mesmo Artigo.		Inclusion of the Paragraphs 1 and 2 in the former Article 44 of the Articles of Association of the Company (to be renumbered as Article 45), and consequently renumbering of the former Sole Paragraph of the same Article.	
Alteração do caput do antigo Artigo 46 do Estatuto Social da Companhia (a ser renumerado para Artigo 47).		Amendment of the caput of the former Article 46 of the Articles of Association of the Company (to be renumbered as Article 47).	
Exclusão do antigo Artigo 47 do		Exclusion of the former Article 47 of the Articles of

Estatuto Social da Companhia.		Association of the Company.	
Consolidação do Estatuto Social da Companhia.		Restatement of the Articles of Association of the Company.	
Em caso de segunda convocação dessa Assembleia Geral, as instruções de votos constantes nesse boletim podem ser consideradas também para realização da Assembleia em segunda convocação?		In case of a second call of this General Meeting, can the voting instructions contained in this bulletin also be considered for holding the meeting in second call?	

Podendo para tanto o Outorgado assinar em nome e lugar do Outorgante, todo e qualquer documento que se fizer necessário em relação à referida Assembleia Geral Extraordinária, incluindo exemplificativamente, o livro de presença de acionistas e a respectiva ata no Livro de Atas de Assembleias Gerais da Companhia; podendo ainda, a seu critério, substabelecer total ou parcialmente os poderes outorgados neste instrumentos de procuração, mediante as condições que julgar convenientes.

With power to the Grantee to sign in name and place of the Grantor, any necessary document regarding the Extraordinary General Shareholders' Meeting, incluiding, for example, the shareholder attendance book and the respective minutes in the Book of Minutes of General Meetings of the Company; also with power to, at his discretion, delegate all or parto f the powers hereby granted, under the conditions that he shall deem proper.

dede 2019

de 2019

ANEXO II-2 MODELO DE PROCURAÇÃO – VOTO CONTRÁRIO (conforme art. 24 da Instrução CVM nº 481, de 17 de dezembro de 2009) ANNEX II-2 PROXY DRAFT – DISSETING VOTE (According to art. 24 of CVM Instruction 481 of December 17th, 2009) PROCURAÇÃO PROXY OUTORGANTE: GRANTOR: Nome: Name: RG (se pessoa física) ID (If individual) CPF ou CNPJ: CPF (Individual Taxpayer Registry Number) or CNPJ (Corporate Taxpayer’s ID): Endereço: Address: Em se tratando de pessoa jurídica: Representante Legal #1: In case of legal entity: Legal Representative #1: Nome: Name: RG: ID: CPF: CPF (Individual Taxpayer Registry Number): Cargo: Position: Representante Legal #2: Nome: Legal Representative #2: Name: RG: ID: CPF: CPF (Individual Taxpayer Registry Number): Cargo: Position:

OUTORGADO:

Nome:
Mara Regina de Almeida Vitta

ID:
OAB/SP 224.258

Nacionalidade e profissão:

Brasileira, Advogada

O OUTORGANTE, pelo presente instrumento particular de mandato, nomeia e constitui o OUTORGADO seu bastante procurador, com poderes específicos e especiais para representa-lo na qualidade de acionista da LINX S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, Avenida Doutora Ruth Cardoso, nº 7221, Edifício Birmann 21, 7º andar, inscrita no CNPJ sob o nº 06.948.969/0001-75 ("Companhia"), especialmente na Assembleia Geral Extraordinária a ser realizada, em primeira convocação, no dia 05 de setembro de 2019, às 14h00, ou em segunda ou terceira convocação, em datas oportunamente designadas, e votar FAVORAVELMENTE à aprovação das seguintes matérias constantes da ordem do dia da Assembleia Extraordinária:

GRANTEE:

Name:
Mara Regina de Almeida Vitta

ID:
OAB/SP 224.258

Citizenship and profession:

Brazilian, Lawyer

The GRANTOR, by this proxy, appoints and contitutes the GRANTEE as his attorneys-in-fact, with special and specific powers to represent him as a shareholder of LINX S.A., with headquarters in the City of São Paulo, State of São Paulo, at Avenida Doutora Ruth Cardoso, 7221, 7th floor, registered with the corporate roll of taxpayers CNPJ/MF under nº. 06.948.969/0001-75 ("Company"), especially in the Extraordinary General Shareholders' Meeting to be held, in first call, on September 5th , 2019, at 2pm, or in second or third calls on dates to the informed in due course, and vote FAVORABLY to the approval of the following items of the agenda of the Extraordinary General Shareholders' Meeting:

Matéria	Voto a Favor	Matter	Approval Vote
Assembleia Geral Extraordinária		Extraordinary Shareholders Meeting	
Ratificação da redação do caput do Artigo 5º do Estatuto Social da Companhia.		Ratification of the wording of the caput of Article 5 of the Articles of Association of the Company.	
Alteração do Artigo 5º, § 1 do Estatuto Social da Companhia.		Amendment of Article 5, Paragraph 1 of the Articles of Association of the Company.	
Alteração do Artigo 5º, § 3º do Estatuto Social da Companhia.		Amendment of Article 5, Paragraph 3 of the Articles of Association of the Company.

Exclusão do inciso (xi) do Artigo 16 do Estatuto Social da Companhia.		Exclusion of the subsection (xi) from Article 16 of the Articles of Association of the Company	
Inserção do Artigo 18 ao Estatuto Social da Companhia.		Inclusion of the Article 18 of the Articles of Association of the Company.	
Renumeração dos antigos Artigos 18 e seguintes, em razão da inserção de novo artigo 18, conforme deliberação (v) supra.		Renumbering of the former Articles 18 et seq. as a result of the inclusion of the new Article 18, according to deliberation (v) above.	
Alteração do caput do antigo Artigo 24 do Estatuto Social da Companhia (a ser renumerado para Artigo 25).		Amendment of the caput of the former Article 24 of the Articles of Association of the Company (to be renumbered as Article 25).	
Alteração do teor do caput do antigo Artigo 26 do Estatuto Social da Companhia (a ser renumerado para Artigo 27).		Amendment of the content of the caput of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27).	
Alteração do teor do Parágrafo 1º do antigo Artigo 26 do Estatuto Social da Companhia (a ser renumerado para Artigo 27).		Amendment of the content of the Paragraph 1 of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27).	
Alteração teor do Parágrafo 2º do antigo Artigo 26 do Estatuto Social da Companhia (a ser renumerado para Artigo 27).		Amendment of the content of the Paragraph 2 of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27).	
Inclusão dos Parágrafos 1º ao 8º ao antigo Artigo 27 do Estatuto Social da Companhia (a ser renumerado para Artigo 28).		Inclusão dos Parágrafos 1º ao 8º ao antigo Artigo 27 do Estatuto Social da Companhia (a ser renumerado para Artigo 28).

Alteração dos incisos (i), (ii) e (iii) do antigo Artigo 28 do Estatuto Social da Companhia (a ser renumerado para Artigo 29).		Amendment of the subsections (i), (ii) and (iii) of the former Article 28 of the Articles of Association of the Company (to be renumbered as Article 29).	
Inclusão de novo Parágrafos 1º ao antigo Artigo 28 do Estatuto Social da Companhia (a ser renumerado para Artigo 28), e consequente renumeração dos antigos parágrafos 1º a 5º.		Inclusion of the new Paragraph 1 in the former Article 28 of the Articles of Association of the Company (to be renumbered as Article 28), and consequently renumbering of the former Paragraphs 1 to 5.	
Alteração do antigo Artigo 28, Parágrafo 5º do Estatuto Social da Companhia (a ser renumerado para Artigo 29, Parágrafo 6º).		Amendment of the former Article 28, Paragraph 5 of the Articles of Association of the Company (to be renumbered as Article 29, Paragraph 6).	
Alteração do caput do antigo Artigo 44 do Estatuto Social da Companhia (a ser renumerado para Artigo 45).		Amendment of the caput of the former Article 44 of the Articles of Association of the Company (to be renumbered as Article 45).	
Inclusão dos Parágrafos 1º e 2º ao antigo Artigo 44 do Estatuto Social da Companhia (a ser renumerado para Artigo 45), e renumeração do antigo Parágrafo Único do mesmo Artigo.		Inclusion of the Paragraphs 1 and 2 in the former Article 44 of the Articles of Association of the Company (to be renumbered as Article 45), and consequently renumbering of the former Sole Paragraph of the same Article.	
Alteração do caput do antigo Artigo 46 do Estatuto Social da Companhia (a ser renumerado para Artigo 47).		Amendment of the caput of the former Article 46 of the Articles of Association of the Company (to be renumbered as Article 47).	
Exclusão do antigo Artigo 47 do Estatuto Social da Companhia.		Exclusion of the former Article 47 of the Articles of

		Association of the Company.	
Consolidação do Estatuto Social da Companhia.		Restatement of the Articles of Association of the Company.	
Em caso de segunda convocação dessa Assembleia Geral, as instruções de votos constantes nesse boletim podem ser consideradas também para realização da Assembleia em segunda convocação?		In case of a second call of this General Meeting, can the voting instructions contained in this bulletin also be considered for holding the meeting in second call?	

Podendo para tanto o Outorgado assinar em nome e lugar do Outorgante, todo e qualquer documento que se fizer necessário em relação à referida Assembleia Geral Extraordinária, incluindo exemplificativamente, o livro de presença de acionistas e a respectiva ata no Livro de Atas de Assembleias Gerais da Companhia; podendo ainda, a seu critério, substabelecer total ou parcialmente os poderes outorgados neste instrumentos de procuração, mediante as condições que julgar convenientes.

With power to the Grantee to sign in name and place of the Grantor, any necessary document regarding the Extraordinary General Shareholders' Meeting, incluiding, for example, the shareholder attendance book and the respective minutes in the Book of Minutes of General Meetings of the Company; also with power to, at his discretion, delegate all or parto f the powers hereby granted, under the conditions that he shall deem proper.

dede 2019

de 2019

ANEXO II-3
MODELO DE PROCURAÇÃO – ABSTENÇÃO
(conforme art. 24 da Instrução CVM nº 481, de 17 de dezembro de 2009)

PROCURAÇÃO

OUTORGANTE:

Nome:
____

RG (se pessoa física)

____

CPF ou CNPJ:

____

Endereço:
____

Em se tratando de pessoa jurídica:
Representante Legal #1:

Nome:
____

RG:
____

CPF:

____

Cargo:
____

Representante Legal #2:
Nome:
____

RG:
____

CPF:

____

Cargo:
____

ANNEX II-3
PROXY DRAFT – ABSTENTION
(According to art. 24 of CVM Instruction 481 of December 17th, 2009)

PROXY

GRANTOR:

Name:
____

ID (If individual)

____

CPF (Individual Taxpayer Registry Number) or CNPJ (Corporate Taxpayer's ID):
____

Address:
____

In case of legal entity:
Legal Representative #1:

Name:
____

ID:
____

CPF (Individual Taxpayer Registry Number):
____

Position:
____

Legal Representative #2:
Name:
____

ID:
____

CPF (Individual Taxpayer Registry Number):
____

Position:
____

OUTORGADOS:

Nome:
Caroline Souza Santos

ID:
RG 37.575.753-8 SSP/SP

CPF:
432.112.208-28

Nacionalidade:

Brasileira

O OUTORGANTE, pelo presente instrumento particular de mandato, nomeia e constitui o OUTORGADO seu bastante procurador, com poderes específicos e especiais para representa-lo na qualidade de acionista da LINX S.A., sociedade anônima com sede na Cidade de São Paulo, Estado de São Paulo, Avenida Doutora Ruth Cardoso, nº 7221, Edifício Birmann 21, 7º andar, inscrita no CNPJ sob o nº 06.948.969/0001-75 ("Companhia"), especialmente na Assembleia Geral Extraordinária a ser realizada, em primeira convocação, no dia 05 de setembro de 2019, às 14h00, ou em segunda ou terceira convocação, em datas oportunamente designadas, e votar FAVORAVELMENTE à aprovação das seguintes matérias constantes da ordem do dia da Assembleia Extraordinária:

GRANTEES:

Name:
Caroline Souza Santos

ID:
RG 37.575.753-8 SSP/SP

CPF:
432.112.208-28

Citizenship:

Brasileira

The GRANTOR, by this proxy, appoints and contitutes the GRANTEE as his attorneys-in-fact, with special and specific powers to represent him as a shareholder of LINX S.A., with headquarters in the City of São Paulo, State of São Paulo, at Avenida Doutora Ruth Cardoso, 7221, 7th floor, registered with the corporate roll of taxpayers CNPJ/MF under nº. 06.948.969/0001-75 ("Company"), especially in the Extraordinary General Shareholders' Meeting to be held, in first call, on September 5th , 2019, at 2pm, or in second or third calls on dates to the informed in due course, and vote FAVORABLY to the approval of the following items of the agenda of the Extraordinary General Shareholders' Meeting:

Matéria	Voto a Favor	Matter	Approval Vote
Assembleia Geral Extraordinária		Extraordinary Shareholders Meeting	
Ratificação da redação do caput do Artigo 5º do Estatuto Social da Companhia.		Ratification of the wording of the caput of Article 5 of the Articles of Association of the Company.	
Alteração do Artigo 5º, § 1 do Estatuto Social da Companhia.		Amendment of Article 5, Paragraph 1 of the Articles of Association of the Company.	
Alteração do Artigo 5º, § 3º do Estatuto Social da Companhia.		Amendment of Article 5, Paragraph 3 of the Articles of Association of the Company.

Exclusão do inciso (xi) do Artigo 16 do Estatuto Social da Companhia.		Exclusion of the subsection (xi) from Article 16 of the Articles of Association of the Company	
Inserção do Artigo 18 ao Estatuto Social da Companhia.		Inclusion of the Article 18 of the Articles of Association of the Company.	
Renumeração dos antigos Artigos 18 e seguintes, em razão da inserção de novo artigo 18, conforme deliberação (v) supra.		Renumbering of the former Articles 18 et seq. as a result of the inclusion of the new Article 18, according to deliberation (v) above.	
Alteração do caput do antigo Artigo 24 do Estatuto Social da Companhia (a ser renumerado para Artigo 25).		Amendment of the caput of the former Article 24 of the Articles of Association of the Company (to be renumbered as Article 25).	
Alteração do teor do caput do antigo Artigo 26 do Estatuto Social da Companhia (a ser renumerado para Artigo 27).		Amendment of the content of the caput of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27).	
Alteração do teor do Parágrafo 1º do antigo Artigo 26 do Estatuto Social da Companhia (a ser renumerado para Artigo 27).		Amendment of the content of the Paragraph 1 of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27).	
Alteração teor do Parágrafo 2º do antigo Artigo 26 do Estatuto Social da Companhia (a ser renumerado para Artigo 27).		Amendment of the content of the Paragraph 2 of the former Article 26 of the Articles of Association of the Company (to be renumbered as Article 27).	
Inclusão dos Parágrafos 1º ao 8º ao antigo Artigo 27 do Estatuto Social da Companhia (a ser renumerado para Artigo 28).		Inclusão dos Parágrafos 1º ao 8º ao antigo Artigo 27 do Estatuto Social da Companhia (a ser renumerado para Artigo 28).

Alteração dos incisos (i), (ii) e (iii) do antigo Artigo 28 do Estatuto Social da Companhia (a ser renumerado para Artigo 29).		Amendment of the subsections (i), (ii) and (iii) of the former Article 28 of the Articles of Association of the Company (to be renumbered as Article 29).	
Inclusão de novo Parágrafos 1º ao antigo Artigo 28 do Estatuto Social da Companhia (a ser renumerado para Artigo 28), e consequente renumeração dos antigos parágrafos 1º a 5º.		Inclusion of the new Paragraph 1 in the former Article 28 of the Articles of Association of the Company (to be renumbered as Article 28), and consequently renumbering of the former Paragraphs 1 to 5.	
Alteração do antigo Artigo 28, Parágrafo 5º do Estatuto Social da Companhia (a ser renumerado para Artigo 29, Parágrafo 6º).		Amendment of the former Article 28, Paragraph 5 of the Articles of Association of the Company (to be renumbered as Article 29, Paragraph 6).	
Alteração do caput do antigo Artigo 44 do Estatuto Social da Companhia (a ser renumerado para Artigo 45).		Amendment of the caput of the former Article 44 of the Articles of Association of the Company (to be renumbered as Article 45).	
Inclusão dos Parágrafos 1º e 2º ao antigo Artigo 44 do Estatuto Social da Companhia (a ser renumerado para Artigo 45), e renumeração do antigo Parágrafo Único do mesmo Artigo.		Inclusion of the Paragraphs 1 and 2 in the former Article 44 of the Articles of Association of the Company (to be renumbered as Article 45), and consequently renumbering of the former Sole Paragraph of the same Article.	
Alteração do caput do antigo Artigo 46 do Estatuto Social da Companhia (a ser renumerado para Artigo 47).		Amendment of the caput of the former Article 46 of the Articles of Association of the Company (to be renumbered as Article 47).	
Exclusão do antigo Artigo 47 do Estatuto Social da Companhia.		Exclusion of the former Article 47 of the Articles of

		Association of the Company.	
Consolidação do Estatuto Social da Companhia.		Restatement of the Articles of Association of the Company.	
Em caso de segunda convocação dessa Assembleia Geral, as instruções de votos constantes nesse boletim podem ser consideradas também para realização da Assembleia em segunda convocação?		In case of a second call of this General Meeting, can the voting instructions contained in this bulletin also be considered for holding the meeting in second call?	

Podendo para tanto o Outorgado assinar em nome e lugar do Outorgante, todo e qualquer documento que se fizer necessário em relação à referida Assembleia Geral Extraordinária, incluindo exemplificativamente, o livro de presença de acionistas e a respectiva ata no Livro de Atas de Assembleias Gerais da Companhia; podendo ainda, a seu critério, substabelecer total ou parcialmente os poderes outorgados neste instrumentos de procuração, mediante as condições que julgar convenientes.

With power to the Grantee to sign in name and place of the Grantor, any necessary document regarding the Extraordinary General Shareholders' Meeting, incluiding, for example, the shareholder attendance book and the respective minutes in the Book of Minutes of General Meetings of the Company; also with power to, at his discretion, delegate all or parto f the powers hereby granted, under the conditions that he shall deem proper.

dede 2019

de 2019

Annex V - Proposal for amendment of the Company's Bylaws – detailed justification, legal and economic effects of the proposed amendment, pursuant to article 11 of CVM Instruction 481, of December 17, 2009 Current Language of the Company’s Bylaws New Language Proposed Justification/ Economic Effects Article 5: The Company’ share capital is R$ 488,829,005.42 (Four hundred and eighty-eight million, eight hundred and twenty-nine thousand, five reais and forty-two cents) divided into 166,308,960 (One hundred and sixty-six million, three hundred and eight thousand, nine hundred and sixty) common shares, registered, book-entry, with no par value. Article 5: The Company’ share capital is R$645,447,005.42 (Six hundred and forty five million, four hundred and forty seven thousand, five reais and forty two cents), R$ 488,829,005.42 (Four hundred and eighty-eight million, eight hundred and twenty-nine thousand, five reais and forty-two cents) divided into 189,408,960 (one hundred and eighty nine million, four hundred and eight thousand, nine hundred and sixty)166,308,960 (One hundred and sixty-six million, three hundred and eight thousand, nine hundred and sixty) common shares, registered, book-entry, with no par value. The ratification of the wording of the caput of Article 5 of the Articles of Association of the Company intends to register the increase of the capital stock already carried out within the limit of the authorized capital of the Company, and approved in Meeting of the Board of Directors of the Company held on June 25th, 2019, which resulted from the primary public offering of common, registered, book-entry stocks with no par value issued by the Company, also in the form of American Depositary Shares (“ADSs”), represented by American Depositary Receipts (“ADRs”). The adjustment shall not cause economic effect, considering that the increase of the capital stock took place according to the provisions set forth in the Articles of Association of the Company. Article 5: (...) Paragraph One: The Company is authorized to increase the share capital up to a limit of R$ 1,000,000,000.00 (one billion Brazilian Reais), irrespective of any amendment to these Bylaws, upon resolution of the Board of Directors. Article 5: (...) Paragraph One: The Company is authorized to increase the share capital up to a limit of 70.000.000 (seventy millions) common shares registered, book-entry, with no par value, R$ 1,000,000,000.00 (one billion Brazilian Reais), irrespectiveofanyamendmenttothese The management proposes a change the parameter of authorized capital from currency to number of common shares, as the usual market practice. The original wording goes back to the Company's IPO, when the authorized capital

oftheArticlesofAssociationofthe administration in charge of the deliberation generating economic effects; that provides services to the Company, or to managers and employees of other companies preemptive rights for the existing shareholders. Bylaws, upon resolution of the Board of Directors. amount of R $ 1 billion was equivalent to the market value of the Company, which allowed management to increase its capital stock by up to 100% without an assembly resolution. With the increase in the Company's market value (R$ 6.75 billion as of June 30, 2019), the authorized capital was lagged by approximately 85%. The proposed adjustment of the authorized capital limit to up to 70 million shares will allow the Company's Board of Directors to increase its share capital by up to 37%, which is higher than allowed in the current wording, but still lower than that intended by the original wording at the Company's IPO. Article 5º: (...) Paragraph Three: The Company may, within the limit of the authorized capital and pursuant to one or more plans approved by the Shareholders Meeting, grant options for purchase of shares to its managers, employees and to any individual that provides services to the Company, or to Companies under its control, as well as to managers and employees of other companies that are controlled by the Company, with no preemptive rights for the existing shareholders. Artigo 5º: (...) Paragraph Three: The Company’s Board of Directors may, within the limit of the authorized capital and pursuant to one or more plans approved by the Shareholders Meeting, grant options for purchase of shares to its managers, employees and to any individual Companies under its control, as well as to that are controlled by the Company, with no The amendment of Paragraph 3 of Article 5 Company intends solely to clarify the body of referredtointheParagraph,without eliminating the conflict in relation to Article adjustment does not generate economic provide for the signature, by the Company, of Article 16: Notwithstanding the matters provided by law, the matter listed on Section 122, 132 and 136 of the Brazilian Corporations Law and the following matters shall be approved exclusively by the Shareholders Meeting: (…) (ix)approval of the selection of a specialized firm responsible for preparation of an appraisal report of the Company‘s shares, in case of cancellation of the company‘s registration as publicly held company, delisting from the Novo Mercado or for the purposes set forth in Article 42 hereof, among the three firms appointed by the Board of Directors; (x)decision on any matter submitted by the Board of Directors; and (xi)approval of any investment in activities other than the Company’s main business, which are those comprised in its corporate purpose under Article 3 hereof. Article 16: Notwithstanding the matters provided by law, the matter listed on Section 122, 132 and 136 of the Brazilian Corporations Law and the following matters shall be approved exclusively by the Shareholders Meeting: (…) (ix)approval of the selection of a specialized firm responsible for preparation of an appraisal report of the Company‘s shares, in case of cancellation of the company‘s registration as publicly held company, delisting from the Novo Mercado or for the purposes set forth in Article 42 hereof, among the three firms appointed by the Board of Directors; and (x)decision on any matter submitted by the Board of Directors.; and (xi) approval of any investment in activities other than the Company’s main business, which are those comprised in its corporate purpose under Article 3 hereof. The exclusion of the subsection (xi) from the Article 16 of the Articles of Association of the Company is proposed in order to meet the requirements presented by CVM to the Company by means of the Joint Notice number 29/2019-CVM/SER-SEP, 2, Paragraph 2 of the Corporation Law. The effects; [Inclusion of a new article without a counterpart in the current version] Article 18: Within the limits stated in this Article, the Company may, directly or through any of its subsidiaries, enter into indemnity agreements with the members of its Board of Directors, of any advisory committees, of its Executive Board or of its direct and indirect subsidiaries, and all other employees with The inclusion of Article 18 in the Articles of Association of the Company intends to indemnityagreementswithitseligible administrators and employees, according to execution of indemnity agreement by the Insurance for the Company or cause impact manner, that is to say, the indemnity when the D&O Insurance does not perform management powers in the Company and/or any of its direct or indirect subsidiaries (jointly or separately “Beneficiaries”), in the event of any damage or loss actually suffered by the Beneficiaries as a result of the regular exercise of their duties at the Company, without prejudice to the contracting of a specific insurance contract in favor of such beneficiaries. Paragraph 1: The indemnity agreement may provide for the advance of expenses by the Company to its Beneficiaries, in order to safeguardthedefenseinjudicialand administrative proceedings, arising from acts performed in the regular exercise of their duties in the Company or its direct subsidiaries. or indirect,according totheconditions established in the indemnity agreement. Paragraph 2: The limit value for indemnity provided for in the indemnity agreement shall not exceed the limit provided for the D&O insurance policy hired by the Company, in effect at the time of the indemnity agreement. Paragraph 3:Theindemnityagreement eventually entered into between the Company and the Beneficiaries shall be effective from the moment of its conclusion until five (5) years from the termination of the Beneficiary's contractual relationship with the Company or its direct or indirect subsidiaries. Paragraph 4: In no event shall the Company indemnify the Beneficiary for indemnities recommendation set forth in the Instruction Opinion CVM number 38. Possible Company and its administrators shall not have the power to terminate the D&O on the equity of the Company with the surplus of indemnification, considering that the both items will act in a complementary agreement shall perform in the hypotheses and in the cases when the use of the D&O Insurance is more burdensome for the Company.

 arising from a social action provided for in Article 159 of Law 6,404/76 and for acts performed (i) outside the exercise of its attributions;(ii)in bad faith,willful misconduct, serious guilt or fraud; (iii) in one's own or third parties' interests, to the detriment of the Company's corporate interest; or (iv) that violate the law or the provisions of these By-Laws and the indemnity agreement. Paragraph 5: The Beneficiary shall be obliged to return to the Company the amounts paid in advance in cases in which, after an irreversible judgement, it is proved that the act performed bytheBeneficiaryisnotsubject to indemnificationunder thetermsofthe indemnity agreement. Article 18: The Board of Directors shall be composed of, at least, five (5) members, and up to eleven (11) members, all of them elected and removed from office by the Shareholders Meeting, with unified term of office of two (2) years, reelection being permitted. (...) Article 1819: The Board of Directors shall be composed of, at least, five (5) members, and up to eleven (11) members, all of them elected and removed from office by the Shareholders Meeting, with unified term of office of two (2) years, reelection being permitted. (...) Article renumbered due to the inclusion of Article 18. Article 19: The Board of Directors shall have one (1) Chairman and one (1) Deputy Chairman, both elected by majority of votes of those members attending the Shareholders Meeting, provided that the positions of Chairman of the Board of Directors and Chief Executive Article 2019: The Board of Directors shall have one (1) Chairman and one (1) Deputy Chairman, both elected by majority of votes of those members attending the Shareholders Meeting, provided that the positions of Chairman of the Board of Directors and Article renumbered due to the inclusion of Article 18.

Officer the Company may not be held by the same person. (...) Chief Executive Officer the Company may not be held by the same person. (...) Article 20: The Board of Directors shall meet ordinarily, four (4) times per year and, extraordinarily, whenever called by the Chairman or any other member of the Board of Directors. Board meetings may be held by conference call, video conference or by any other means of communication that allows the identification of the member and simultaneous communication with all other persons attending the meeting. (...) Article 2120: The Board of Directors shall meet ordinarily, four (4) times per year and, extraordinarily, whenever called by the Chairman or any other member of the Board of Directors. Board meetings may be held by conference call, video conference or by any other means of communication that allows the identification of the member and simultaneous communication with all other persons attending the meeting. (...) Article renumbered due to the inclusion of Article 18. Article 21: In case of vacancy or temporary incapacity or absence of any member of the Board of Directors and its relevant alternate, the provision of the shareholders agreement and the following provisions shall be applicable: (...) Article 2221: In case of vacancy or temporary incapacity or absence of any member of the Board of Directors and its relevant alternate, the provision of the shareholders agreement and the following provisions shall be applicable: (...) Article renumbered due to the inclusion of Article 18. Article 22: The Board of Directors may create, besides the Personnel Committee and the Audit Committee, other executive or advisory committees, permanent or not, to assess and provide opinion on any matters, as determined by the Board of Directors, with a view to advice the Board of Directors in its duties. The members of such committees, shareholders or not, shall have specific experience in the areas of competence of the relevant committees, they shall be elected and may have compensation established by the Board of Directors, Article 2322: The Board of Directors may create, besides the Personnel Committee and the Audit Committee, other executive or advisory committees, permanent or not, to assess and provide opinion on any matters, as determined by the Board of Directors, with a view to advice the Board of Directors in its duties. The members of such committees, shareholders or not, shall have specific experience in the areas of competence of the relevant committees, they shall be elected and may have compensation established by the Article renumbered due to the inclusion of Article 18.

performance goals established by the Board of which compensation shall only be payable to external members. Board of Directors, which compensation shall only be payable to external members. Article 23: The Board of Directors, in addition to the duties established by Law, shall: Article 2423: The Board of Directors, in addition to the duties established by Law, shall: Article renumbered due to the inclusion of Article 18. Article 24: The Personnel Committee will consist of up to four (4) members elected by the Board of Directors, who shall serve for two (2) fiscal years. The Personnel Committee shall meet whenever necessary and shall perform advisory functions in accordance with its internal regulations and assist the Board of Directors to set the terms of compensation and other benefits and payments to be received in any capacity, from the Company, by members of the Board of Executive Officers and Directors. The Committee shall propose to the Board of Directors policies and guidelines for the compensation of members of the Board of Executive Officers and Directors of the Company, based on performance goals established by the Board of Directors. (…) Article 2524: The Personnel Committee will consist of up to four (4) members elected by the Board of Directors, who shall serve for two (2) fiscal years. The Personnel Committee shall meet whenever necessary and shall perform advisory functions in accordance with its internal regulations and assist the Board of Directors to analyze the appointment requirements for appointment of Board members, to set the terms of compensation and other benefits and payments to be received in any capacity, from the Company, by members of the Board of Executive Officers and Directors. The Committee shall propose to the Board of Directors policies and guidelines for the compensation of members of the Board of Executive Officers and Directors of the Company, based on Directors. (…) The amendment of the caput of Article 24 of the Articles of Association of the Company (to be renumbered as Article 25), includes in the duties of the Staff Committee the ones inherent to the committee of appointment of members of the Board of Directors, as required by the provisions set forth in the Instruction CVM number 586, dated June 8th, 2017. The increase of duties shall not have economic effects for the Company; Article 25: The Audit Committee, an advisory body related to the Board of Directors, with operational autonomy and own budget approved by the Board of Directors, shall consist of at least three (3) members, the majority of which shall be independent members of the Article 2625: The Audit Committee, an advisory body related to the Board of Directors, with operational autonomy and own budget approved by the Board of Directors, shall consist of at least three (3) members, the majority of which shall be independent members Article renumbered due to the inclusion of Article 18.

aims to maintain the cohesion of the rules set the caput of the Article. Company’s Board of Directors and the rest shall be external consultants who are not part of the Company’s Management, and at least one of the members of the Audit Committee shall have recognized experience in matters of corporate accounting. (...) of the Company’s Board of Directors and the rest shall be external consultants who are not part of the Company’s Management, and at least one of the members of the Audit Committee shall have recognized experience in matters of corporate accounting. (...) Article 26: The Board of Executive Officers shall be composed of, at least, two (2) members and up to ten (10) members, shareholders or not, resident in the country, one of them being the Chief Executive Officer, one a Vice President of Finance, one a Vice President of Operations, one a Vice President of Research and Development, one a Investor Relations Officer and others without specific designation, all of them elected by the Board of Directors for a one (1) year term of officer, reelection being permitted, and they may serve for an unlimited number of consecutive terms of office. The Executive Officers may be, at any time, removed from office by the Board of Directors. Paragraph One: the duties and responsibilities of the Executive Officers shall be defined in the minutes of the Meeting of the Board of Directors that elect them. Article 2726: The Board of Executive Officers shall be composed of, at least, two (2) members and up to ten (10) members, shareholders or not, resident in the country, one of them being the Chief Executive Officer, one a Vice President of Finance Officer, up to three (3) one a Vice Presidents of Operations Officers, one a Vice President of Technology OfficerResearch and Development, one an Investor Relations Officer, one a Vice-President of Human Resources, Marketing and Facilities Officer and others without specific designation, all of them elected by the Board of Directors for a one (1) year term of officer, reelection being permitted, and they may serve for an unlimited number of consecutive terms of office. The Executive Officers may be, at any time, removed from office by the Board of Directors. Paragraph One: the duties and responsibilities of the Executive Officers shall be defined in Article 28 below.the minutes of the Meeting of the Board of Directors that elect them. Article renumbered due to the inclusion of Article 18.The purpose of the change in its content is to maintain cohesion with the current board of directors of the Company. There is no economic effect related to the adjustment. The amendment of Paragraph 1 of this Article forth in the Bylaws, due to the amendment of The amendment to paragraph 2 of this Article

Letter No. 29/2019-CVM/SER-SEP. Paragraph Two: The position of Executive Officer may be combined with another position as Executive Officer or Vice President of the Company. Paragraph Two: The Chief Executive Officer and the Vice-President Officers, at the discretion of the Board of Directors, may hold more than one position of Vice-President Officer or Officer.The position of Executive Officer may be combined with another position as Executive Officer or Vice President of the Company. allows the Company, in the event of resignation or dismissal of Directors, to have synergy among the remaining Directors without the need for a statutory amendment. Article 27: The Board of Executive Officers has all powers to perform any acts necessary for the operation of the Company and performance of the corporate purposes, no matter how special they are, including to waiver any rights, execute settlements and agreements, pursuant to the legal or corporate provisions. The Board of Executive Officers shall be responsible for administer and manage the Company‘s business, in particular to: (...) [Inclusion of a new article without a counterpart in the current version] Article 2827: The Board of Executive Officers has all powers to perform any acts necessary for the operation of the Company and performance of the corporate purposes, no matter how special they are, including to waiver any rights, execute settlements and agreements, pursuant to the legal or corporate provisions. The Board of Executive Officers shall be responsible for administer and manage the Company‘s business, in particular to: (...) Paragraph 1: The duties of the Chief Executive Officer, in addition to other duties defined by the Board of Directors are: (i) direct and coordinate the action of the Company's Officers; (ii) direct and coordinate matters related to business planning and performance; (iii) ensure the achievement of the Company's goals, established in accordance with the general guidelines of the Board of Directors; (iv) prepare the Company's management report, to be submitted to the appreciation of the Board of Article renumbered due to the inclusion of Article 18. 346/5000 The insertion of Paragraphs 1 to 7 to the original Article 27 of the Company's By-Laws, renumbered to Article 28, is intended to maintain the By-Laws in accordance with the precepts of Article 143, Paragraph 3 of Law 6,404, as well as meet the requirement presented by the CVM through Official

 Directors; (v) resolve issues of conflict of interest between the Directors or conflict of competencies between the Boards; (vi) implement the decisions and resolutions of the Board of Directors; (vii) define the implementation of the internal control and corporate risk management guidelines, policies and practices, in conjunction with the Chief Financial Officer; (viii) to direct the area responsible for the verification of compliance with obligations and risk management, preserving the administrative connection with the Company's Chief Financial Officer; and (ix) execution of other activities pertinent to the area of its performance. Paragraph 2: The duties of the Vice-President of Finance Officer are: (i) to prepare the Company's Financial Statements, following best market practices and current legislation; (ii) define policies, guidelines and rules, regarding their area of activity; (iii) ensure the Company's financial balance and health, establishing controls over investments, equity, income and expenses; (iv) advise on the preparation of annual costing and investment budgets; (v) address matters related to economic, financial, tax, accounting, budgeting, cost and property insurance management and planning; (vi) monitoring the budget of his respective area of expertise; and (vii) other attributions pertinent to the area of its performance and / or determined from time to time by the Chief Executive Officer.

 Paragraph 3: The duties of the Vice Presidents of Operations Officers, regarding the areas under their management, are: (i) to define the commercial policy, based on the Company's guidelines; (ii) manage the Company's commercial and services area; (iii) control the financial results; (iv) define business strategies; (v) manage, with the support of the Company's Human Resources structure, the professional talents under its management; (vi) propose and guide actions that promote the satisfaction of the Company's customers; (vii) promote the integration of companies acquired by the Company and / or its subsidiaries; (viii) budget monitoring; and (ix) other attributions pertinent to the area of its performance and / or determined from time to time by the Chief Executive Officer. Paragraph 4: The duties of the Vice President of Technology Officer, as well as other duties defined by the Board of Directors, are: (i) promoting the evolution of the Company's products and services; (ii) be responsible for information security in technologies developed or integrated by the Company; (iii) manage the customer support area; (iv) propose and guide actions that promote the satisfaction of the Company's customers; (v) be responsible for the innovation actions of the Company's products and services; (v) be responsible for corporate information technology structures; (vii) monitoring the budget of their respective area of expertise; and (viii) other attributions pertinent to the area of its performance and / or determined from time to time by the Chief Executive Officer. Paragraph 5: The duties of the Vice President of Human Resources, Marketing and Facilities Officer, as well as other duties defined by the Board of Directors, are: (i) to define modern management techniques, as well as to coordinate activities related to: (a) dissemination of corporate culture; (b) attraction, evaluation and retention of talent; (b) internal and external marketing management; (c) corporate offices; (d) building security; (e) HR operations; (ii) conduct the relations between the Company and the unions; (iii) act in the communication and marketing process aiming at expanding the Company's disclosure, as well as its products and services; (iv) monitoring the budget of his respective area of activity; and (v) other attributions pertinent to the area of its performance and / or determined from time to time by the Chief Executive Officer. Paragraph 6: The duties of the Investor Relations Officer, as well as other duties defined by the Board of Directors are: (i) providing information to the investors, the CVM and the stock exchanges and markets in which the Company is registered; (ii) keep the Company's publicly-held registry updated, in compliance with all applicable laws and regulations applicable to publicly-held companies; (iii) represent renumbered as Article 29 of the Articles of the Company before regulatory bodies and other financial market institutions; (iv) monitoring the budget of its respective area of activity; and (v) other attributions pertinent to the area of its performance and / or determined from time to time by the Chief Executive Officer. Paragraph 7: The duties of the Vice-Presidents Officers and Officers Without Specific Designation, as well as other duties defined by the Board of Directors, are: (i) to promote the development of the Company's activities, observing its corporate purpose; (ii) coordinate the activities of the Company and its subsidiaries; (iii) perform budgetary management of the Company's areas under its responsibility, including cost management control; (iv) coordinate the performance of its area and specific responsibilities with that of other directors; (v) represent the Company before clients, the press, society and legal, corporate and governmental bodies, safeguarding the interests of the organization and ensuring its image; and (vi) other attributions pertinent to the area of its performance and / or determined from time to time by the Chief Executive Officer. Article 28: The active and passive representation of the Company, on court or out-of-court, shall be made: (i)by the Chief Executive Officer together with one (1) Vice President; or Article 2928: The active and passive representation of the Company, on court or out-of-court, shall be made: (i)by the Chief Executive Officer together with one (1) Vice President Officer or with on (1) Officer; or Article renumbered due to the inclusion of Article 18.The amendment of the subsections (i), (ii) and (iii) of the former Article 28, Association of the Company intends to adjust

Articles of Association. The alteration to R $ 1,000,000.00 (one million reais), attorney-in-fact in acts that imply the and other financial market institutions, including (ii) two (2) Vice Presidents, jointly; (iii)one (1) Vice President and one (1) attorney-in-fact for agreements amounting up to R$1,000,000.00(one million Brazilian Reais); or (iv)by the Chief Executive Officer together with one (1) attorney-in-fact. [Inclusion of a paragraph 1st without a counterpart in the current version] Paragraph One: The power of attorney shall specify the acts and operations that the grantees may perform and the term of duration of the power of attorney, (ii)by two (2) Vice Presidents Officers and Officers, paired in two (2), in acts that imply the assumption of obligations of up jointly; (iii) one (1) Vice President Officer and one (1) assumption of obligations of for agreements amounting up to R$1,000,000.00 (one million Brazilian Reais); or (iv)by the Chief Executive Officer together with one (1) attorney-in-fact. Paragraph 1: The Investor Relations Officer may represent the Company before regulatory bodies B3 and CVM, within the limits established by law, these Bylaws and the Company's Internal Policies, to The practice of other acts inherent to the position of Director shall comply with the rules set forth in items (i) and (ii) above. Paragraph TwoOne: The power of attorney shall specify the acts and operations that the grantees may perform and the term of duration of the power of attorney, which shall not be more than one (1) year, delegation of powers not being permitted. the form of representation of the Company according to the positions set forth in its proposed does not generate economic effects;

which shall not be more than one (1) year, delegation of powers not being permitted. **Paragraph Two**: The attorney-in-fact shall have the power to represent the Company only in acts or transactions specifically listed in power of attorney. **Paragraph Three**: The "ad judicia" power of attorney may be granted by the Chief Executive Officer or by Vice President for Finance for an indefinite term of duration and provide for delegation of powers. **Paragraph Four**: All powers of attorney granted on behalf of the Company shall be made by the Chief Executive Officer and one (1) Vice President or by two (2) Vice Presidents, always together. **Paragraph Five**: Acts of any executive officer, agent or employee involving business or operations strange to the corporate purpose are expressly forbidden, being void and inoperative with respect to the Company, unless expressly authorized by the Shareholders Meeting.	**Paragraph ThreeTwo**: The attorney-in-fact shall have the power to represent the Company only in acts or transactions specifically listed in power of attorney. **Paragraph FourThree**: The "ad judicia" power of attorney may be granted by the Chief Executive Officer or by Vice President for Finance for an indefinite term of duration and provide for delegation of powers. **Paragraph FiveFour**: All powers of attorney granted on behalf of the Company shall be made by the Chief Executive Officer and one (1) Vice President or by two (2) Vice Presidents, always together. **Paragraph SixFive**: Acts of any executive officer, agent or employee involving business or operations strange to the corporate purpose are expressly forbidden, being void and inoperative with respect to the Company~~, unless expressly authorized by the Shareholders Meeting~~.	The amendment to Paragraph 6 of former Article 28 of the Company's Bylaws, renumbered to Article 29, excludes the part of the wording that conflicts with the precepts of Paragraph 2 of Article 2 of Law 6,404, as required by CVM through Official Letter No. 29/2019-CVM / SER-SEP.
Article 29: The members of the Board of Executive Officers and their alternates shall be invested into their position, upon singing of the Investiture Term drawn up	**Article 3029**: The members of the Board of Executive Officers and their alternates shall be invested into their position, upon singing of the Investiture Term drawn	Article renumbered due to the inclusion of Article 18.

in the Company’s Board of Executive Officers Meetings Minutes Book. (...) up in the Company’s Board of Executive Officers Meetings Minutes Book. (...) Article 30: The members of the Board of Executive Officers shall not be required to post bond to exercise their position. Article 3130: The members of the Board of Executive Officers shall not be required to post bond to exercise their position. Article renumbered due to the inclusion of Article 18. Article 31: The members of the Board of Executive Officers shall remain in their position until the investiture of the new members elected, and the term of office shall be extended until such moment. (...) Article 3231: The members of the Board of Executive Officers shall remain in their position until the investiture of the new members elected, and the term of office shall be extended until such moment. (...) Article renumbered due to the inclusion of Article 18. Article 32: The Company shall have a Fiscal Council, in a non-permanent basis, composed of three (3) permanent members and equal number of alternates, and such council shall only be installed upon resolution of the Shareholders Meeting. (...) Article 3332: The Company shall have a Fiscal Council, in a non-permanent basis, composed of three (3) permanent members and equal number of alternates, and such council shall only be installed upon resolution of the Shareholders Meeting. (...) Article renumbered due to the inclusion of Article 18. Article 33: The Fiscal Council, when on duty, shall have the duties provided by law, and such duties shall not be delegated. The Fiscal Council Internal Regulation shall be prepared, discussed and voted by its members in the first meeting called after the installation thereof. Article 3433: The Fiscal Council, when on duty, shall have the duties provided by law, and such duties shall not be delegated. The Fiscal Council Internal Regulation shall be prepared, discussed and voted by its members in the first meeting called after the installation thereof. Article renumbered due to the inclusion of Article 18. Article 34: The Company‘s fiscal year begins on January 1st and ends on December 31st of each year. Financial Article 3534: The Company‘s fiscal year begins on January 1st and ends on December 31st of each year. Article renumbered due to the inclusion of Article 18.

statements of the Company shall be prepared quarterly and at the end of each fiscal year, subject to the legal requirements. Financial statements of the Company shall be prepared quarterly and at the end of each fiscal year, subject to the legal requirements. Article 35: From the results of the fiscal year it shall be deducted before any participation, the accumulated losses and the provision for income tax and social contribution on net income. Based on the remaining profits, the profit sharing to be assigned to management shall be calculated, if so determined by the Shareholders Meeting. The net income of the fiscal year shall be allocated as follows: (...) Article 3635: From the results of the fiscal year it shall be deducted before any participation, the accumulated losses and the provision for income tax and social contribution on net income. Based on the remaining profits, the profit sharing to be assigned to management shall be calculated, if so determined by the Shareholders Meeting. The net income of the fiscal year shall be allocated as follows: (...) Article renumbered due to the inclusion of Article 18. Article 36: Shareholders shall be entitled to a mandatory dividend, in each fiscal year, of at least twenty five percent (25%) of the net profit of the fiscal year, decreased or increased by the following: (...) Article 3736: Shareholders shall be entitled to a mandatory dividend, in each fiscal year, of at least twenty five percent (25%) of the net profit of the fiscal year, decreased or increased by the following: (...) Article renumbered due to the inclusion of Article 18. Article 37: The Board of Directors is authorized to declare interim dividends on account of retained earnings or profit reserves, calculated on annual or semi-annual financial statements, which shall be considered anticipation of the mandatory dividend referred to in Article 36 hereof. (...) Article 3837: The Board of Directors is authorized to declare interim dividends on account of retained earnings or profit reserves, calculated on annual or semi-annual financial statements, which shall be considered anticipation of the mandatory dividend referred to in Article 36 hereof. (...) Article renumbered due to the inclusion of Article 18. Article 38: The dividends shall be paid, except otherwise resolved by the Shareholders Meeting, within sixty (60) days from the date they were declared and, in any case, Article 3938: The dividends shall be paid, except otherwise resolved by the Shareholders Meeting, within sixty (60) days from the date they were declared Article renumbered due to the inclusion of Article 18.

within the fiscal year. The dividends not claimed within three (3) years, from the publication of the act authorizing such distributions, shall revert to the Company. and, in any case, within the fiscal year. The dividends not claimed within three (3) years, from the publication of the act authorizing such distributions, shall revert to the Company. Article 39: The three-year statute of limitations to initiate any legal action to receive dividends begins to run from the date the dividends were made available to the shareholders. Article 4039: The three-year statute of limitations to initiate any legal action to receive dividends begins to run from the date the dividends were made available to the shareholders. Article renumbered due to the inclusion of Article 18. Article 40: Direct or indirect disposal of the Company’s Control, whether it is done in a single transaction or in a series of transactions, shall be agreed under the condition that the Buyer of a controlling stake undertakes to make a public tender offer to acquire all shares issued by the Company which are held by the other shareholders in the Company, as pursuant to the terms and conditions set forth in the current law, the current regulation and in the Novo Mercado Listing Rules, in order to assure to them equal treatment as the one given to the transferor. Article 4140: Direct or indirect disposal of the Company’s Control, whether it is done in a single transaction or in a series of transactions, shall be agreed under the condition that the Buyer of a controlling stake undertakes to make a public tender offer to acquire all shares issued by the Company which are held by the other shareholders in the Company, as pursuant to the terms and conditions set forth in the current law, the current regulation and in the Novo Mercado Listing Rules, in order to assure to them equal treatment as the one given to the transferor. Article renumbered due to the inclusion of Article 18. Article 41: For the purposes of this Chapter, the terms starting with capital letters shall have the following meaning: (...) Article 4241: For the purposes of this Chapter, the terms starting with capital letters shall have the following meaning: (...) Article renumbered due to the inclusion of Article 18. Article 42: Any shareholder or person that acquires or becomes the holder of shares of the Company, in a percentage equal to or greater than twenty five percent Article 4342: Any shareholder or person that acquires or becomes the holder of shares of the Company, in a percentage equal to or greater than twenty five percent Article renumbered due to the inclusion of Article 18.

(25%) of the total shares issued by the Company shall, within sixty (60) days from the date of acquisition or event that resulted in the ownership of shares in a percentage equal to or greater than twenty five percent (25%) of the total shares issued by the Company, make or request the registration, as the case may be, of a public tender offer of all shares issued by the Company, pursuant to the provisions of the applicable regulations of the CVM, Novo Mercado Listing Rules, other regulations of B3 and the terms of this Article. (...) (25%) of the total shares issued by the Company shall, within sixty (60) days from the date of acquisition or event that resulted in the ownership of shares in a percentage equal to or greater than twenty five percent (25%) of the total shares issued by the Company, make or request the registration, as the case may be, of a public tender offer of all shares issued by the Company, pursuant to the provisions of the applicable regulations of the CVM, Novo Mercado Listing Rules, other regulations of B3 and the terms of this Article. Article 43: The Company shall be liquidated in the events determined by law, and the shareholders meeting shall set out the form of liquidation and appoint the liquidator and the Fiscal Council shall be on duty during the liquidation period. Article 4443: The Company shall be liquidated in the events determined by law, and the shareholders meeting shall set out the form of liquidation and appoint the liquidator and the Fiscal Council shall be on duty during the liquidation period. Article renumbered due to the inclusion of Article 18. Article 44: The Company, its shareholders, Management members and members of the Fiscal Council, effectives and substitutes, if any, undertake to settle, through arbitration conducted before the Market Arbitration Chamber (Câmara de Arbitragem do Mercado), in the terms of its regulations, any and all disputes or controversies that arise among them for their condition of issuer, shareholders, managers, and members of the Fiscal Council, and arising out of or in connection to their condition of issuer, shareholders, managers, and members of the Fiscal Council, especially, resulting of Article 4544: The Company, its shareholders, Management members and members of the Fiscal Council, effectives and substitutes, if any, undertake to settle, through arbitration conducted before the Market Arbitration Chamber (Câmara de Arbitragem do Mercado), in the terms of its regulations, any and all disputes or controversies that arise among them for their condition of issuer, shareholders, managers, and members of the Fiscal Council, and arising out of or in connection to their condition of issuer, shareholders, managers, and members of the Fiscal Council, Article renumbered due to the inclusion of Article 18 - the highlighted words had its spelling mistakes duly adjusted.

adjust the Company’s By-laws to the rules the provisions of the Law 6,385/76, Law No. 6,404, the Company’s Bylaws, the rules adopted by the National Monetary Council, the Central Bank of Brazil and the Brazilian Securities Commission, as well as any other rules applicable to the capital market in general and those contained in the Novo Mercado Listing Rules, the B3 regulations and the Novo Mercado Participation Agreement. [Inclusionofnewparagraphswithouta counterpart in the current version] especially, resulting of the provisions of the Law 6,385/76, Law No. 6,404, the Company’s Bylaws, the rules adopted by the National Monetary Council, the Central Bank of Brazil and the Brazilian Securities Commission, as well as any other rules applicable to the capital market in general and those contained in the Novo Mercado Listing Rules, the B3 regulations and the Novo Mercado Participation Agreement. Paragraph 1: Without prejudice to the validity of this arbitration clause, if the Arbitral Tribunal has not yet been constituted, the parties may directly request from the courts the necessary remedies to prevent irreparable damage or difficult reparation, and such proceeding shall not be deemed a waiver to the arbitration, pursuant to item 5.1.3 of the Arbitration Rules of the Market Arbitration Chamber. Paragraph 2: Brazilian law shall be the only law applicable to the judgment of any and all disputes, as well as to the execution, interpretation and validity of this arbitration clause. The Arbitral Tribunal shall consist of three arbitrators chosen as provided for in the Arbitration Rules of the Market Arbitration Chamber. The arbitration proceeding shall take place in the City of São Paulo, State of São Paulo, where the arbitration sentence shall be rendered. The arbitration shall be run by the Market Arbitration Chamber itself, and shall be conducted and adjudicated in accordance The inclusion of paragraphs 1 and 2 aims to issued by B3 to the Novo Mercado.

and members of the Fiscal Council, effectives and Term, which shall contemplate its subjection to the Sole Paragraph: The appointment of the managers and members of the Fiscal Council, effectives and substitutes, is subject to the signing of the Investiture Term, which shall contemplate its subjection to the arbitration clause mentioned in this Article. with the relevant provisions of the Arbitration Regulation, in Portuguese. Sole Paragraph 3: The appointment of the managers substitutes, is subject to the signing of the Investiture arbitration clause mentioned in this Article. Article 45: The Company shall comply with shareholders agreements filed at its head office in accordance with Section 118 of the Brazilian Corporations Law, and the Chairman of Shareholders Meetings and meetings of the Board of Directors shall refrain from computing the votes contrary to the relevant terms of shareholders agreements. Article 4645: The Company shall comply with shareholders agreements filed at its head office in accordance with Section 118 of the Brazilian Corporations Law, and the Chairman of Shareholders Meetings and meetings of the Board of Directors shall refrain from computing the votes contrary to the relevant terms of shareholders agreements. Article renumbered due to the inclusion of Article 18. Article 46: The publications required by the Brazilian Corporations Law shall be made in the Official Gazette of the State of São Paulo and in another newspaper of broad circulation. Article 4746: The publications required by the Brazilian Corporations Law shall be made in the Official Gazette of the State of São Paulo and in another newspaper of broad circulation published in the location where the Company's headquarters is located . Article renumbered due to the inclusion of Article 18. The highlighted excerpt inserted aims to adequate the article to Law 6,404, Article 124. Article 47: The provisions of Article 45 hereof shall not apply to existing shareholders who already hold a number of share equal to or greater than ten percent (10%) of the total shares issued by the Company and its Article 47: The provisions of Article 45 hereof shall not apply to existing shareholders who already hold a number of share equal to or greater than ten percent (10%) of the total shares issued by the Company and The original Article 47 of the Company's By-Laws is being excluded to meet B3's requirement - since the Company’s IPO, the article has no purpose.

successors, so qualified on the date of publication of the commencement notice of primary and secondary public distribution of shares of Linx S.A. (“Commencement Notice”, Anúncio de Início) relating to the public offering of primary and secondary distribution of shares of the Company (the “Offer”) by applying exclusively to those investors who purchase shares and become shareholders of the Company after the effective date of the adhesion and listing of the Company on the Novo Mercado. its successors, so qualified on the date of publication of the commencement notice of primary and secondary public distribution of shares of Linx S.A. (“Commencement Notice”, Anúncio de Início) relating to the public offering of primary and secondary distribution of shares of the Company (the “Offer”) by applying exclusively to those investors who purchase shares and become shareholders of the Company after the effective date of the adhesion and listing of the Company on the Novo Mercado.